Interpublic Group

First Quarter 2011
Earnings Conference Call
April 28, 2011

Overview – First Quarter 2011

- Revenue increased 10.3% from Q1-10, 9.3% on an organic basis
- Seasonal Q1 operating loss was $45 million, compared with a loss of $59 million
- E.P.S. was ($0.10) compared with ($0.15)
- Cash & S/T Marketable Securities of $1.85 billion at quarter-end
- Initiated common share dividend and share repurchases, following authorization in late February

See reconciliation of organic revenue change on page 15.

IPG

Operating Performance

	Three Months Ended March 31,			
	2011		2010	
Revenue	$	1,474.8	$	1,337.0
Salaries and Related Expenses		1,080.1		979.3
Office and General Expenses		439.2		416.8
Restructuring and Other Reorganization-Related Charges, net		0.8		0.3
Operating Loss		(45.3)		(59.4)
Interest Expense		(31.9)		(32.6)
Interest Income		8.3		6.5
Other (Expense) Income, net		(6.1)		0.5
Loss Before Income Taxes		(75.0)		(85.0)
Benefit of Income Taxes		(21.5)		(15.3)
Equity in Net Income (Loss) of Unconsolidated Affiliates		0.3		(0.6)
Net Loss		(53.2)		(70.3)
Net Loss Attributable to Noncontrolling Interests		8.0		5.7
Net Loss Attributable to IPG		(45.2)		(64.6)
Dividends on Preferred Stock		(2.9)		(6.9)
Net Loss Available to IPG Common Stockholders	$	(48.1)	$	(71.5)
Loss per share available to IPG common stockholders - basic and diluted	$	(0.10)	$	(0.15)
Weighted-average number of common shares outstanding - basic and diluted		476.0		471.3
Dividends declared per common share	$	0.06	$	0.00

(Amounts in Millions, except per share amounts)

IPG

Revenue

	Three Months Ended	
	$	% Change
March 31, 2010	**$ 1,337.0**	
Total change	137.8	10.3%
Foreign currency	13.2	1.0%
Net acquisitions/(divestitures)	(0.3)	0.0%
Organic	124.9	9.3%
March 31, 2011	**$ 1,474.8**	

	Three Months Ended March 31,			
			Change	
	2011	2010	Total	Organic
IAN	$ 1,235.9	$ 1,109.2	11.4%	9.7%
CMG	$ 238.9	$ 227.8	4.9%	7.8%

Integrated Agency Networks ("IAN"): McCann Worldgroup, Draftfcb, Lowe, Mediabrands and our domestic integrated agencies
Constituency Management Group ("CMG"): Weber Shandwick, GolinHarris, Jack Morton, FutureBrand, Octagon and our other marketing service specialists

See reconciliation of segment organic revenue change on page 15.

($ in Millions)

Geographic Revenue Change

	Three Months Ended March 31, 2011	
	Total	Organic
United States	7.7%	8.8%
International	14.2%	10.2%
United Kingdom	16.1%	9.2%
Continental Europe	2.8%	3.9%
Asia Pacific	24.7%	18.1%
Latin America	18.8%	13.6%
All Other Markets	18.8%	11.6%
Worldwide	**10.3%**	**9.3%**

"All Other Markets" includes Canada, Africa and the Middle East.

See reconciliation of organic revenue change on page 15.

Organic Revenue Growth

Trailing Twelve Months



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
(6.0%)
(8.0%)
(10.0%)
(12.0%)
(0.9%)
1.3%
(1.1%)
0.2%
0.9%
0.3%
2.7%
3.4%
3.8%
4.5%
4.5%
4.9%
3.7%
1.4%
(4.0%)
(9.1%)
(10.8%)
(10.4%)
(4.9%)
1.0%
7.0%
9.7%
Q4-05
Q2-06
Q4-06
Q2-07
Q4-07
Q2-08
Q4-08
Q2-09
Q4-09
Q2-10
Q4-10
Q1-11

See reconciliation on page 16.

Expenses

Salaries & Related

	2011	2010	Change $	Change Total	Change Organic
Three Months Ended March 31,	$ 1,080.1	$ 979.3	$ 100.8	10.3%	9.3%
% of Revenue	*73.2%*	*73.2%*			
Three months severance	$ 23.1	$ 10.3	$ 12.8	124.3%	
% of Revenue	*1.6%*	*0.8%*			

Office & General

	2011	2010	Change $	Change Total	Change Organic
Three Months Ended March 31,	$ 439.2	$ 416.8	$ 22.4	5.4%	4.2%
% of Revenue	*29.8%*	*31.2%*			
Three months professional fees	$ 29.5	$ 28.1	$ 1.4	5.0%	
% of Revenue	2.0%	*2.1%*			

See reconciliation of organic measures on page 15.

($ in Millions)

Adjusted Operating Margin



Trailing Twelve Months
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
(1.0%)
(0.2%)
0.1%
(0.4%)
1.6%
2.7%
3.3%
4.1%
4.5%
5.7%
6.6%
7.4%
8.1%
8.7%
8.5%
7.3%
6.7%
5.8%
6.1%
7.3%
7.8%
8.5%
8.5%
Q4-05
Q2-06
Q4-06
Q2-07
Q4-07
Q2-08
Q4-08
Q2-09
Q4-09
Q2-10
Q4-10
Q1-11

Excludes the effect of restructuring and other reorganization-related charges (reversals) and long-lived asset impairment and other charges.

See reconciliation on page 17.

Cash Flow

	Three Months Ended March 31, 2011	Three Months Ended March 31, 2010
NET LOSS	$ (53)	$ (70)
OPERATING ACTIVITIES		
Depreciation & amortization	49	50
Deferred taxes	(53)	(39)
Other non-cash items	14	12
Change in working capital, net	(736)	(483)
Other non-current assets & liabilities	(22)	(26)
Net cash used in Operating Activities	**(801)**	**(556)**
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(2)	(6)
Capital expenditures	(17)	(9)
Business & investment purchases/sales, net	2	30
Net cash (used in) provided by Investing Activities*	**(17)**	**15**
FINANCING ACTIVITIES		
Repurchase of common stock	(11)	-
Common stock dividends	(29)	-
Exercise of stock options	8	-
Preferred stock dividends	(3)	(7)
Net decrease in short-term bank borrowings	(5)	(8)
Distributions to noncontrolling interests	(3)	(4)
Other financing activities	(2)	3
Net cash used in Financing Activities	**(45)**	**(16)**
Currency Effect	28	(8)
Decrease in Cash & S/T Marketable Securities	**$ (835)**	**$ (565)**

* Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 18.

($ in Millions)

IPG

Balance Sheet – Current Portion

	March 31, 2011	December 31, 2010	March 31, 2010
CURRENT ASSETS:			
Cash and cash equivalents	$ 1,840.2	$ 2,675.7	$ 1,928.8
Marketable securities	14.1	13.7	12.7
Accounts receivable, net	3,995.4	4,317.6	3,411.5
Expenditures billable to clients	1,357.8	1,217.1	1,127.6
Other current assets	266.6	229.4	296.1
Total current assets	**$ 7,474.1**	**$ 8,453.5**	**$ 6,776.7**
CURRENT LIABILITIES:			
Accounts payable	$ 4,010.6	$ 4,474.5	$ 3,607.3
Accrued liabilities	2,733.6	3,112.7	2,265.6
Short-term borrowings	116.2	114.8	86.3
Current portion of long-term debt	452.4	38.9	215.5
Total current liabilities	**$ 7,312.8**	**$ 7,740.9**	**$ 6,174.7**

($ in Millions)

Debt Maturity Schedule

Total Debt including Convertible Notes = $1.7 billion



$800
$600
$400
$200
$0
$155
$400 (1)
$200 (2)
$350
$600
2011
2012
2013
2014
2017
Face Value as of March 31, 2011
Long-Term Debt
Other Short-Term Debt
First Investor Put 4.25% Convertible Notes (in 2012)
First Investor Put 4.75% Convertible Notes (in 2013)

(1) Discrete option to put 4.25% Notes for cash in March 2012, and for cash, stock or a combination at Company's election, in March 2015 and March 2018. As a result, we have included the 4.25% Notes with a book value of $414 in the current portion of long-term debt on our unaudited March 31, 2011 Consolidated Balance Sheet. We have an option to call for cash in March 2012. If the puts or calls are not exercised, the notes mature March 2023.

(2) Discrete option to put 4.75% Notes for cash, stock or a combination at Company's election, in March 2013 and March 2018. We have an option to call for cash in March 2013. If the puts or calls are not exercised, the notes mature March 2023.

($ in Millions)

Summary

- Strong financial resources are in place
- Fully competitive organic growth due to the strength of our agency brands
- With greater revenue growth, higher level of revenue-associated investments
- Continue to see margin improvement from new efficiencies and ongoing expense discipline

Interpublic Group

Appendix

Depreciation and Amortization

	2011				
	Q1	Q2	Q3	Q4	YTD 2011
Depreciation and amortization of fixed assets and intangible assets	$ 35.6				$ 35.6
Amortization of restricted stock and other non-cash compensation	15.7				15.7
Net amortization of bond premiums and deferred financing costs	(1.9)				(1.9)

	2010				
	Q1	Q2	Q3	Q4	YTD 2010
Depreciation and amortization of fixed assets and intangible assets	$ 37.4	$ 36.8	$ 37.3	$ 36.9	$ 148.4
Amortization of restricted stock and other non-cash compensation	13.7	12.8	12.0	11.5	50.0
Net amortization of bond premiums and deferred financing costs	(1.0)	(0.8)	(1.2)	(1.4)	(4.4)

($ in Millions)

Reconciliation of Organic Measures

	Three Months Ended March 31, 2010	Components of Change: Foreign Currency	Components of Change: Net Acquisitions/ (Divestitures)	Components of Change: Organic	Three Months Ended March 31, 2011	Change: Organic	Change: Total
Segment Revenue							
IAN	$ 1,109.2	$ 11.7	$ 7.9	$ 107.1	$ 1,235.9	9.7%	11.4%
CMG	227.8	1.5	(8.2)	17.8	238.9	7.8%	4.9%
Total	$ 1,337.0	$ 13.2	$ (0.3)	$ 124.9	$ 1,474.8	9.3%	10.3%
Geographic Revenue							
United States	**$ 803.1**	**$ -**	**$ (8.5)**	**$ 70.7**	**$ 865.3**	**8.8%**	**7.7%**
International	**533.9**	**13.2**	**8.2**	**54.2**	**609.5**	**10.2%**	**14.2%**
United Kingdom	102.3	1.4	5.7	9.4	118.8	9.2%	16.1%
Continental Europe	179.0	(1.9)	-	6.9	184.0	3.9%	2.8%
Asia Pacific	112.6	7.4	-	20.4	140.4	18.1%	24.7%
Latin America	64.9	3.1	0.3	8.8	77.1	13.6%	18.8%
All Other Markets	75.1	3.2	2.2	8.7	89.2	11.6%	18.8%
Worldwide	**$ 1,337.0**	**$ 13.2**	**$ (0.3)**	**$ 124.9**	**$ 1,474.8**	**9.3%**	**10.3%**
Expenses							
Salaries & Related	$ 979.3	$ 9.3	$ 0.1	$ 91.4	$ 1,080.1	9.3%	10.3%
Office & General	416.8	4.4	0.4	17.6	439.2	4.2%	5.4%

($ in Millions)

Reconciliation of Organic Revenue Growth

		Components of change during the period			
Last Twelve Months Ending	Beginning of Period Revenue	Foreign Currency	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (56.2)	$ 6,263.8
3/31/06	6,323.8	(10.9)	(132.6)	81.5	6,261.8
6/30/06	6,418.4	(8.8)	(157.5)	(68.5)	6,183.6
9/30/06	6,335.9	(13.9)	(140.4)	15.6	6,197.2
12/31/06	6,263.8	20.7	(165.5)	57.8	6,176.8
3/31/07	6,261.8	78.4	(147.2)	16.0	6,209.0
6/30/07	6,183.6	102.4	(124.7)	166.6	6,327.9
9/30/07	6,197.2	137.3	(110.9)	209.2	6,432.8
12/31/07	6,176.8	197.5	(70.7)	233.1	6,536.7
3/31/08	6,209.0	217.8	(45.9)	280.6	6,661.5
6/30/08	6,327.9	244.8	(12.6)	282.4	6,842.5
9/30/08	6,432.8	237.4	32.8	317.2	7,020.2
12/31/08	6,536.7	71.5	87.6	243.0	6,938.8
3/31/09	6,661.5	(88.3)	114.7	91.9	6,779.8
6/30/09	6,842.5	(286.2)	139.2	(275.3)	6,420.2
9/30/09	7,020.2	(390.1)	115.2	(636.4)	6,108.9
12/31/09	6,938.8	(251.6)	69.1	(748.9)	6,007.4
3/31/10	6,779.8	(88.2)	36.0	(705.4)	6,022.2
6/30/10	6,420.2	59.1	2.0	(316.9)	6,164.4
9/30/10	6,108.9	117.7	9.6	60.1	6,296.3
12/31/10	6,007.4	63.3	17.0	419.6	6,507.3
3/31/11	6,022.2	21.0	18.2	583.7	6,645.1

During the first quarter of 2011, we changed the classification of taxes assessed by governmental authorities that are directly imposed on our revenue-producing transactions from a gross to a net basis in a country. This change was applied retrospectively and does not change previously reported operating income (loss) or net income (loss). Revenue and office and general expense decreased equally in each period presented.

($ in Millions)

Reconciliation of Adjusted Operating Margin

Last Twelve Months Ending	Operating Income (Loss)	Restructuring and Other Reorganization-Related Charges (Reversals), net	Long-Lived Asset Impairment and Other Charges	Adjusted Operating Income (Loss)
12/31/05	$ (104.2)	$ (7.3)	$ 98.6	$ (12.9)
3/31/06	(94.7)	-	98.6	3.9
6/30/06	(133.3)	8.2	98.6	(26.5)
9/30/06	(4.2)	14.3	92.1	102.2
12/31/06	106.0	34.5	27.2	167.7
3/31/07	141.4	33.5	27.2	202.1
6/30/07	210.1	22.0	27.2	259.3
9/30/07	240.3	21.0	27.2	288.5
12/31/07	344.3	25.9	-	370.2
3/31/08	410.7	29.7	-	440.4
6/30/08	465.7	39.0	-	504.7
9/30/08	530.9	37.6	-	568.5
12/31/08	589.7	17.1	-	606.8
3/31/09	565.6	13.7	-	579.3
6/30/09	461.9	9.6	-	471.5
9/30/09	403.9	5.2	-	409.1
12/31/09	341.3	4.6	-	345.9
3/31/10	363.8	5.1	-	368.9
6/30/10	444.1	5.7	-	449.8
9/30/10	486.0	7.6	-	493.6
12/31/10	548.7	3.9	-	552.6
3/31/11	562.8	4.4	-	567.2

($ in Millions)

Reconciliation of Investing Cash Flow

	Three Months Ended March 31,	
	2011	2010
INVESTING ACTIVITIES		
Cash (used in) provided by Investing Activities per presentation	$ (17)	$ 15
Purchase, sale and maturities of short-term marketable securities, net	-	(2)
Cash (used in) provided by Investing Activities as reported	$ (17)	$ 13

($ in Millions)

Interpublic Group

Metrics Update

Metrics Update

Category	Metric
REVENUE	by Discipline
SALARIES & RELATED (% of revenue)	Trailing Twelve Months Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help
OFFICE & GENERAL (% of revenue)	Trailing Twelve Months Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G
FINANCIAL	Available Liquidity $650 Million 3-Year Credit Facility Covenants

IPG

Revenue by Discipline


Marketing Services
42%
58%
Advertising & Media

$ 1,474.8

March 31, 2011

YTD

Unaudited data

($ in Millions)

Salaries & Related Expenses


% of Revenue, Trailing Twelve Months
68.0%
64.0%
60.0%
63.5%
63.3%
65.5%
3/31/2011
12/31/2010
3/31/2010

Salaries & Related Expenses (% of Revenue)

Three Months Ended March 31



Base, Benefits & Tax
70.0%
60.0%
50.0%
40.0%
60.5%
61.9%



Incentive Expense
8.0%
6.0%
4.0%
2.0%
0.0%
4.4%
4.0%



Severance Expense
6.0%
4.0%
2.0%
0.0%
1.6%
0.8%



Temporary Help
5.0%
4.0%
3.0%
2.0%
1.0%
4.1%
3.6%

2011 2010

"All Other Salaries & Related," not shown, was 2.6% and 2.9% for the three months ended March 31, 2011 and 2010, respectively.

Office & General Expenses


% of Revenue, Trailing Twelve Months
35.0%
30.0%
25.0%
20.0%
28.0%
28.2%
28.4%
3/31/2011
12/31/2010
3/31/2010

Office & General Expenses (% of Revenue)

Three Months Ended March 31


Professional Fees
4.0%
3.0%
2.0%
1.0%
0.0%
2.0%
2.1%
Occupancy Expense (ex-D&A)
12.0%
8.0%
4.0%
0.0%
8.5%
9.3%
T&E, Office Supplies & Telecom
6.0%
4.0%
2.0%
0.0%
4.0%
4.1%
All Other O&G
18.0%
14.0%
10.0%
6.0%
15.3%
15.7%
2011
2010

"All Other O&G" includes production expenses, depreciation and amortization, bad debt expense, foreign currency gains (losses) and other expenses.

Available Liquidity

Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facility



$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$634
$1,854
$634
$2,689
$634
$1,939
$634 (1)
$1,942
$316
$1,942
3/31/2011
12/31/2010
9/30/2010
6/30/2010
3/31/2010
Cash, Cash Equivalents and Short-Term Marketable Securities
Available Committed Credit Facility

(1) In April 2010, we increased our committed credit facility to $650 from $335, which is reflected above net of outstanding letters of credit.

($ in Millions)

$650 Million 3-Year Credit Facility Covenants (1)

Covenants	Last Twelve Months Ending March 31, 2011
I. Interest Coverage Ratio (not less than):	4.25x
Actual Interest Coverage Ratio:	6.58X
II. Leverage Ratio (not greater than):	3.25x
Actual Leverage Ratio:	2.28x
III. EBITDA (not less than):	$550.0
Actual EBITDA:	$760.9

Interest Coverage Ratio - Interest Expense Reconciliation	Last Twelve Months Ending March 31, 2011
Interest Expense:	$138.9
- Interest income	30.4
- Other	4.4
+ Preferred stock dividends	11.6
Net interest expense as defined:	$115.7

EBITDA Reconciliation	Last Twelve Months Ending March 31, 2011
Operating Income:	$562.9
+ Depreciation and amortization	198.5
+ Other non-cash charges	(0.5)
EBITDA as defined:	$760.9

(1) Facility is not drawn on as of and for the three months ended March 31, 2011.

($ in Millions)

Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients' financial condition and on our business or financial condition;
- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.

IPG